                       LETTER OF TRANSMITTAL AND CONSENT

                  DELTA FUNDING RESIDUAL EXCHANGE COMPANY, LLC

                               OFFER TO EXCHANGE

         CLASS A VOTING MEMBERSHIP INTERESTS IN DELTA FUNDING RESIDUAL
                             EXCHANGE COMPANY, LLC,

            COMMON STOCK OF DELTA FUNDING RESIDUAL MANAGEMENT, INC.

                                      AND

            SERIES A PREFERRED STOCK OF DELTA FINANCIAL CORPORATION

                                      FOR
                           ALL ISSUED AND OUTSTANDING
                          9 1/2% SENIOR NOTES DUE 2004
                                      AND
                      9 1/2% SENIOR SECURED NOTES DUE 2004
                                       OF
                          DELTA FINANCIAL CORPORATION

                 Pursuant to the Prospectus dated July 23, 2001

                 The Exchange Agent for the Exchange Offer is:

                      U.S. Bank Trust National Association

                        By Mail, Overnight Courier/Hand:
                      U.S. Bank Trust National Association
                        180 East Fifth Street, 4th Floor
                               St. Paul, MN 55101
                            Attn: Default Processing

                    By Facsimile for Eligible Institutions:
                                 (651) 244-8600
                            Attn: Default Processing
                             Reorganization Section
                      Confirm by Telephone: (800) 934-6802


  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON AUGUST 20, 2001, UNLESS EXTENDED OR EARLIER TERMINATED. HOLDERS OF NOTES (AS DEFINED BELOW) MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER (AS DEFINED BELOW).

   Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

   Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

   This Letter of Transmittal and Consent is to be completed by a Holder desiring to tender Notes if: (i) certificates representing the Notes are to be physically delivered to the Exchange Agent herewith by such Holder; (ii) tender of the Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer--Book-Entry Transfers" in the Prospectus; or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

   Holders of the Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message. Holders that tender by book-entry transfer in accordance with DTC's ATOP procedures for transfer will send an agent's message pursuant to DTC's procedures in lieu of completing this Letter of Transmittal and Consent and need not complete this Letter of Transmittal and Consent. DTC participants also may accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

   Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   If a Holder desires to tender Notes pursuant to the Prospectus and time will not permit this Letter of Transmittal and Consent, certificates representing such Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                                TENDER OF NOTES

    |_|  CHECK HERE IF CERTIFICATES REPRESENTING NOTES ARE ENCLOSED
         HEREWITH.

    |_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ----------------------------------------

    Account Number: -------------------------------------------------------

    Transaction Code Number: ----------------------------------------------




   List below the Notes to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

   THE UNDERSIGNED, BY COMPLETING THE BOX "DESCRIPTION OF NOTES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE NOTES PURSUANT TO THIS LETTER OF TRANSMITTAL AND CONSENT. COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT IN CONNECTION WITH THE TENDER OF NOTES PRIOR TO THE EXPIRATION DATE WILL CONSTITUTE (A) A WAIVER OF ALL RIGHTS UNDER THE NOTES, AND (B) A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE NOTES TENDERED.

                                                        DESCRIPTION OF NOTES
-----------------------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered         Certificate          Aggregate             Principal Amount Tendered**
  Holder(s) or Name of DTC Participant and         Number(s)*          Principal
  Participant's DTC Account Number in which                             Amount
    Notes are Held (Please fill in blank)                             Represented
-----------------------------------------------------------------------------------------------------------------------------------

                                                 ----------------------------------------------------------------------------------

                                                 ----------------------------------------------------------------------------------

                                                 ----------------------------------------------------------------------------------

                                                 ----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


 Total Principal Amount of Notes

 *  Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.


   If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Notes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

   The undersigned hereby tenders to Delta Funding Residual Exchange Company, LLC ("Delta"), upon the terms and subject to the conditions set forth in the Prospectus dated July 23, 2001 (the "Prospectus," and collectively with this Letter of Transmittal and Consent, the "Exchange Offer"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, outstanding 9 1/2% Senior Notes Due 2004 (the "Senior Notes") of Delta Financial Corporation ("DFC") and/or 9 1/2% Senior Secured Notes Due 2004 (the "Senior Secured Notes," and collectively with the Senior Notes, the "Notes") of DFC indicated in the table above entitled "Description of Notes" under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table) in exchange for Class A Voting Membership Interests in Delta (the "Membership Interests"), shares of common stock (the "Common Stock") of Delta Funding Residual Management, Inc. (the "Delta Managing Member"), and shares of Series A Preferred Stock of DFC (the "Preferred Stock"). Delta will issue one Membership Interest and deliver one share of Common Stock and one share of Preferred Stock for each $1,000 principal amount of Notes properly tendered. The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

   Subject to, and effective upon, the acceptance for exchange of the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Prospectus, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, Delta all right, title and interest in and to all of the Notes tendered hereby, and (b) waives any and all other rights with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Delta) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, Delta, (ii) present such Notes for transfer of ownership on the books of DFC,
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, and (iv) execute and deliver the Amended and Restated Limited Liability Company Agreement of Delta (a copy of which has been filed as an Exhibit to the Registration Statement of which the Prospectus forms a part) (the "Limited Liability Agreement"), and any amendments or documents related thereto, of Delta on behalf of the undersigned with respect to the Membership Interests issuable to the undersigned pursuant to the Exchange Offer. The undersigned understands that copies of the Limited Liability Agreement may be obtained from the Exchange Agent at its address set forth herein.

   The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and an acceptance of such Notes by Delta will constitute a binding agreement between the undersigned and Delta upon the terms and subject to the conditions of the Prospectus.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Notes and tendered herewith and that when such tendered Notes are accepted for exchange by Delta pursuant to the Prospectus, Delta will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Delta to be necessary or desirable to complete the exchange of the Notes tendered herewith.

   The undersigned hereby releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with the undersigned's or its successors' and assigns' ownership or acquisition of the Notes, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, was taken, permitted or begun prior to the date of such release, in each case, that the undersigned, its successors and assigns have or may have had against DFC, Delta, the Delta

Managing Member or any of their respective subsidiaries or affiliates, and all of their respective stockholders, members, directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former.

   The undersigned hereby (i) consents to the proposed amendments to the Indenture pursuant to which the Senior Secured Notes were issued (the "Indenture") and to certain collateral agreements and other related documents entered into in connection with the issuance of the Senior Secured Notes, upon the terms and conditions set forth in the Prospectus and as described in Annex I to the Prospectus, and (ii) instructs U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture, and Wilmington Trust Company, as trustee with respect to two Delaware business trusts currently holding excess cashflow certificates to be transferred in connection with the consummation of the Exchange Offer, to execute and deliver any and all amendments, termination agreements and other documents and to take all other actions necessary or appropriate to effectuate the transactions described in the Prospectus, including, without limitation, the execution and delivery of the proposed amendments.

   No authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

   Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions", the undersigned hereby request(s) that any Notes representing principal amounts not tendered be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions", the undersigned hereby request(s) that any Notes issued in exchange for the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

   In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that Delta has no obligation pursuant to the "A. Special Issuance/ Delivery Instructions" box to transfer any Notes from the names of the registered holder(s) thereof if Delta does not accept for exchange any of the principal amount of such Notes so tendered.

   If the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the Notes are to be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated.

    A. SPECIAL ISSUANCE/DELIVERY                B. SPECIAL ISSUANCE/DELIVERY
            INSTRUCTIONS                                INSTRUCTIONS
     (See instructions 1 and 2)                  (See instructions 1 and 2)

To be completed ONLY if Notes in a          To be completed ONLY if the Notes
principal amount not tendered are           are to be issued to the order of
to be issued in the name of someone         and delivered to someone other than
other than the person(s) whose              the person(s) whose signature(s)
signature(s) appear(s) within this          appear(s) within this Letter of
Letter of Transmittal and Consent           Transmittal and Consent or sent to
or sent to an address different             an address different from that
from that shown in the box                  shown in the box entitled
entitled "Description of Notes"             "Description of Notes" within this
within this Letter of Transmittal           Letter of Transmittal and Consent.
and Consent.

Name ------------------------------         Name ------------------------------
           (Please Print)                              (Please Print)
Address ---------------------------         Address ---------------------------
                         (Zip Code)                                  (Zip Code)
-----------------------------------         -----------------------------------
   (Tax Identification or Social               (Tax Identification or Social
          Security Number)                            Security Number)
   (See Form W-9 attached hereto)              (See Form W-9 attached hereto)

                         PLEASE COMPLETE AND SIGN BELOW


           (This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC's ATOP)

   By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby (i) tenders with respect to the principal amount of the Notes listed under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box) and
(ii) consents to certain proposed amendments to the Indentures, as set forth in the Prospectus.

Signature(s)

(Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated -------------------------------------------------------------------------

Name(s) -----------------------------------------------------------------------
                                 (Please Print)

Capacity ----------------------------------------------------------------------

Address -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number --------------------------------------------------------------

Tax Identification or
Social Security No. -----------------------------------------------------------


                (REMEMBER TO COMPLETE ACCOMPANYING IRS FORM W-9)


                         Medallion Signature Guarantee

                 (Only If Required -- See Instructions 1 and 2)

Authorized Signature of Guarantor ---------------------------------------------

Name of Firm ------------------------------------------------------------------
                               [Place Seal Here]

                                  INSTRUCTIONS

           Forming Part of the Terms and Conditions of the Prospectus

   1. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

   If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consents as there are different registrations of certificates.

   If this Letter of Transmittal and Consent or any Notes or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority to so act must be submitted.

   When this Letter of Transmittal and Consent is signed by the registered Holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless Notes not tendered are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

   Unless this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and each such endorsement or instrument of transfer must be signed exactly as the name or names of the registered Holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement or instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

   2. Delivery of Letter of Transmittal and Consent and Notes. This Letter of Transmittal and Consent is to be completed by Holders of the Notes if: (i) certificates representing the Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of the Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer--Book-Entry Transfers" in the Prospectus; or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus; and instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   If a Holder desires to tender Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal and Consent, certificates representing such Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Delta, must be received by the Exchange Agent, either by hand delivery, registered or certified mail on or prior to 5:00 p.m. New York City time, on the Expiration Date, and (iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal and Consent and any other documents required by this Letter of Transmittal and Consent or a properly transmitted agent's message, must be received by the Exchange Agent within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery.

   The method of delivery of this Letter of Transmittal and Consent, the Notes, any required signature guarantees and all other required documents for Notes in physical certificated form and delivery through DTC and any acceptance of an agent's message transmitted through ATOP for Notes in book-entry form, is at the election and risk of the tendering Holder and, except as otherwise provided in this Letter of Transmittal and Consent, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to such date.

   3. Signature Guarantees. Signatures on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed any of the boxes entitled "Special Issuance/ Delivery Instructions" on this Letter of Transmittal and Consent. See Instruction 1.

   4. Transfer Taxes. Except as set forth in this Instruction 4, Delta will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Prospectus. If Notes not tendered are to be registered in the name of, any persons other than the registered owners, or if Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   5. IRS Form W-9. Subject to the availability of an exemption, each tendering Holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Internal Revenue Service ("IRS") Form W-9, which is attached hereto after "Important Tax Information" below, and to certify, under penalties of perjury, that such TIN is correct and that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on IRS Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the IRS and 30.5% federal income tax backup withholding on any payment.

   6. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and Consent or the Limited Liability Agreement may be directed to the Information Agent at one of its telephone numbers set forth on the last page of the Prospectus. A Holder may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION


   Under federal income tax law, a Holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's current TIN on IRS Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the IRS. In addition, any payment made or property provided to such Holder or other payee in exchange for the Notes exchanged pursuant to the Prospectus may be subject to a 30.5% backup withholding tax.

   Certain Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions to IRS Form W-9 for additional guidance.

   If backup withholding applies, the Exchange Agent is required to withhold 30.5% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

   To prevent backup withholding with respect to Membership Interests, Common Stock and Preferred Stock received in exchange for Notes pursuant to the Exchange Offer, the Holder should provide the Exchange Agent with either (a) the Holder's current TIN, by completing the IRS Form W-9 attached hereto, certifying that the TIN provided on Form W-9 is correct, and that the Holder is not subject to backup withholding because (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) an adequate basis for exemption.

What Number to Give the Exchange Agent

   The Holder generally is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Instructions to IRS Form W-9 for additional guidance on which number to report.

                            [Form W-9 Inserted Here]

   In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal and Consent, certificates for Notes and any other required documents to the Exchange Agent at one of its addresses set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                   The Exchange Agent for the Exchange Offer is:

                      U.S. Bank Trust National Association

                      U.S. Bank Trust National Association
                        180 East Fifth Street, 4th Floor
                               St. Paul, MN 55101
                            Attn: Default Processing


                    By Facsimile for Eligible Institutions:

                                 (651) 244-8600
                            Attn: Default Processing
                             Reorganization Section
                      Confirm by Telephone: (800) 934-6802

   Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and Consent or related documents may be directed to the Information Agent at one of its telephone numbers set forth below. A Holder may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                The Information Agent for the Exchange Offer is:


                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                            Telephone 1-800-488-8095